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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 16, 2004

ACT Teleconferencing, Inc.
(Exact name of registrant as specified in its charter)

Colorado	0-27560	84-1132665
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1526 Cole Boulevard, Suite 300, Golden, Colorado		80401
(Address of principal executive offices)		Zip Code

(303) 235-9000
(Registrant's telephone number)

Item 7. Exhibits

        The Exhibit index on page 4 of this Form 8-K report lists the exhibits that are filed herewith.

Item 12. Results of Operations and Financial Condition

        On August 16, 2004 ACT issued a press release regarding its financial results for the second quarter 2004. The press release is furnished as an exhibit to this Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACT Teleconferencing, Inc. (Registrant)
Date: August 18, 2004	By:	/s/ GENE WARREN Gene Warren Chief Executive Officer

Exhibit Index

No.	Description
(All exhibits are filed electronically)
99.1	Press release dated August 16, 2004.

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  Item 7. Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURES
Exhibit Index